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POLYDEX  PHARMACEUTICALS LIMITED
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                                                    421 COMSTOCK ROAD
                                                    TORONTO, ONTARIO
                                                    CANADA M1L 2H5
                                                    TELEPHONE:  (416) 755-2231
                                                    FAX:  (416) 755-0334
                                                    WEBSITE:  www.polydex.com

                                                    BAHAMAS OFFICE:
                                                    284 BAY STREET,
                                                    NASSAU, BAHAMAS
                            AMENDMENT TO EMPLOYEE CONTRACT

To:       Mr. Thomas C. Usher
From:     Mr. George G. Usher
Date:     February 4, 1999
Subject:  Employment Contract
Number of Pages: 1
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Dear Sir,

Please be advised that your employment contract that commenced on February 1, 1994, expiring on January 31, 1999, has been extended, as of February 1, 1999, for a further period of five years as agreed by the Board of Directors at our recent meeting January 29-30, 1999. The conditions remain the same for this extension except that your salary will increase to US$170,000 as you have assumed the additional position of Director, Research & Development.





Yours Sincerely,


/s/ George G. Usher                          /s/ Thomas C. Usher

George G. Usher                              Thomas C. Usher
President, CEO                               Director, R&D